UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2017

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Issuance of Senior Subordinated Notes; Indenture
On March 1, 2017, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), issued $300 million in aggregate principal amount of 6.500% Senior Subordinated Notes due 2025 (the “New Notes”) at an issue price of 101.500% of the principal amount thereof in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States under Regulation S under the Securities Act.
The New Notes are an additional issuance of the Company’s existing 6.500% Senior Subordinated Notes due 2025 (the “Initial Notes” and, together with the New Notes, the “Notes”) issued under the indenture dated as of May 14, 2015 (the “Indenture”) pursuant to which the Company previously issued $450,000,000 in aggregate principal amount of Initial Notes. The Notes will be treated as a single class for all purposes under the Indenture. The New Notes will be of the same class and series as, and otherwise identical to, the Initial Notes, except that the New Notes will be subject to transfer restrictions until the consummation of the exchange offer described in the Offering Circular and the New Notes will trade under a different CUSIP until the consummation of the exchange offer. Upon consummation of the exchange offer for the New Notes, the New Notes that are exchanged in the exchange offer will be exchanged for unrestricted notes with the same CUSIP as the Initial Notes that were issued in the exchange offer applicable to the Initial Notes.
The New Notes bear interest at the rate of 6.500% per annum, which accrues from November 15, 2016 and is payable semiannually in arrears on May 15 and November 15 of each year, commencing on May 15, 2017. The New Notes mature on May 15, 2025, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture.
TransDigm may redeem some or all of the Notes at the redemption prices and on the terms specified in the Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the Notes on the terms set forth in the Indenture.
The New Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the New Notes. The New Notes are guaranteed on a senior subordinated unsecured basis by TD Group and TransDigm’s wholly-owned domestic subsidiaries named in the Indenture. The guarantees of the New Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the New Notes. The New Notes are structurally subordinated to all of the liabilities of TransDigm’s non-guarantor subsidiaries.
The Indenture contains certain covenants that, among other things, limit TD Group’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, engage in sale-leaseback transactions, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, or create certain liens and other encumbrances on assets. The Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TD Group or TransDigm, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Notes of a particular series may declare all Notes of such series, to be due and payable immediately.
Registration Rights Agreement
In connection with the issuance of the New Notes, TransDigm, TD Group, the subsidiary guarantors party thereto, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives for the initial purchasers listed therein, entered into a registration rights agreement relating to the New Notes, dated March 1, 2017 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, TransDigm and the guarantors agreed, for the benefit of the holders of the New Notes, that they will file with the Securities and Exchange Commission (the “SEC”) within 210 days after the date the New Notes were issued, and use their commercially reasonable efforts to cause to become effective within 300 days after the date the New Notes were issued, one or more registration statements (collectively, the “exchange offer registration statement”) relating to an offer to exchange the New Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the New Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).
Under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the guarantors will use their reasonable best efforts to cause to become effective one or more shelf registration statements (collectively, the “shelf registration statement”) relating to resales of the New Notes and to keep such shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all New Notes covered by such shelf registration statement have been sold.
If the exchange offer registration statement is not filed on or prior to the 210th day after March 1, 2017, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC on or prior to the 300th day after March 1, 2017, the exchange offer is not completed within 60 days after the effective date of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of transfer restricted New Notes for the first 90-day period immediately following, and increasing by an additional $0.05 per week per $1,000 principal amount of transfer restricted New Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rates will revert to the applicable original interest rates on the date the New Notes were originally issued.
The above summaries of the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture and the Registration Rights Agreement relating to the New Notes, which are attached hereto as Exhibits 4.1 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation
The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this “Item 2.03. Creation of a Direct Financial Obligation.”

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
4.1
Indenture, dated as of May 14, 2015, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.500% Senior Subordinated Notes due 2025.*

4.2	Form of 6.500% Senior Subordinated Notes due 2025 (included in Exhibit 4.1).*
4.3
Registration Rights Agreement, dated as of March 1, 2017, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives for the initial purchasers listed therein.

*	Incorporated by reference to TransDigm Group Incorporated’s Current Report on Form 8-K (File No. 001-32833) filed on May 19, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance M. Paradie
Terrance M. Paradie
Executive Vice President and
Chief Financial Officer
Date: March 7, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1
Indenture, dated as of May 14, 2015, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.500% Senior Subordinated Notes due 2025.*

4.2	Form of 6.500% Senior Subordinated Notes due 2025 (included in Exhibit 4.1).*
4.3
Registration Rights Agreement, dated as of March 1, 2017, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives for the initial purchasers listed therein.

*	Incorporated by reference to TransDigm Group Incorporated’s Current Report on Form 8-K (File No. 001-32833) filed on May 19, 2015.